UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2018 (December 5, 2018)

TRANSOCEAN LTD.

(Exact name of registrant as specified in its charter)

Switzerland	001‑38373	98‑0599916
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

Turmstrasse 30
Steinhausen, Switzerland	CH-6312

(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +41 (41) 749-0500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐ Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐ Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendment to the Articles of Incorporation or Bylaws; Change in Fiscal Year

As previously disclosed, at Transocean Ltd.’s (the “Company”) Extraordinary General Meeting of Shareholders (the “EGM”) held on November 29, 2018, the Company’s shareholders approved (i) an additional authorized share capital pursuant to Article 5ter of the Company’s Articles of Association, authorizing the Company’s Board of Directors to increase the Company’s share capital, at any time until November 29, 2020, by a maximum amount of CHF 14,770,019.50 by issuing a maximum of 147,700,195 fully paid up registered shares, par value CHF 0.10 each (the “Shares”), in connection with the previously announced acquisition (the “Merger”) of Ocean Rig UDW Inc. (“Ocean Rig”), and (ii) the deletion of the special purpose authorized share capital in Article 5bis of the Company’s Articles of Association.  Previously, the Company’s Board of Directors was authorized through Article 5bis to increase the Company’s share capital until January 16, 2020 by a maximum amount equal to CHF 2,427,166.40 by issuing a maximum of 24,271,664 fully paid up shares with a par value of CHF 0.10 each, in connection with the acquisition of Songa Offshore SE, which closed on January 30, 2018.

In addition, on December 5, 2018, the Company’s Board of Directors approved, on the basis of the authorized share capital pursuant to Article 5ter of the Company’s Articles of Association approved by shareholders at the EGM, the issuance of 147,700,187 fully paid up Shares in connection with the previously announced Merger, thereby reducing the number of Shares available under the authorized share capital pursuant to Article 5ter of the Company’s Articles of Association.

Transocean’s amended Articles of Association containing these amendments became effective upon registration with the Commercial Register of the Canton of Zug, Switzerland on December 5, 2018.

The foregoing description of the amendments is qualified in its entirety by reference to the company’s amended and restated Articles of Association attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01.  Other Events.

On December 5, 2018, Transocean completed the previously announced acquisition (the “Merger”) of Ocean Rig in accordance with the terms of the agreement and plan of merger (the “Merger Agreement”), dated September 3, 2018, between Transocean, Transocean Oceanus Holdings Limited, a newly formed, direct, wholly owned subsidiary of Transocean, Transocean Oceanus Limited, a newly formed, indirect, wholly owned subsidiary of Transocean (“Merger Sub”) and Ocean Rig. In accordance with the Merger Agreement and upon the terms and subject to the conditions set forth therein, Merger Sub merged with and into Ocean Rig, with Ocean Rig surviving the Merger as an indirect, wholly owned subsidiary of Transocean.

A copy of the press release announcing the closing of the Merger is filed as Exhibit 99.1 to this Current Report on Form 8‑K and is incorporated by reference into this Item 8.01.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1	Articles of Association of Transocean Ltd.
99.1	Press release issued by Transocean Ltd., dated December 5, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN LTD.

Date: December 6, 2018	By:	/s/ Daniel Ro-Trock
Name: Daniel Ro-Trock
Title: Authorized Person